Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Since June 30, 2026, the following non-recognized events have occurred:

•$600 million senior secured Revolving Credit Facility

On August 3, 2026, we entered into a new $600.0 million senior secured revolving credit facility (the “RCF”). The RCF is secured by the FLNG Esperanza currently under conversion in China for deployment under the 20-year charter with SESA in Argentina, and has been executed with a syndicate of banks. The RCF has a tenor of 18 months from October 1, 2026 and bears interest on amounts drawn at three-month SOFR plus a margin of 3.00% per annum. Proceeds from the RCF, together with proceeds from any subsequent long-term asset-level financing, are expected to be used to fund FLNG growth projects.

•SESA capital contributions

In July 2026, we made an additional investment of $10.2 million in SESA through an irrevocable contribution against the future subscription of shares. Following this contribution, Golar continues to hold a 10% equity interest in SESA.

•SMP capital contributions

In July 2026, we made an additional investment of $4.2 million in SMP through an irrevocable contribution against the future subscription of shares. Following this contribution, Golar continues to hold a 10% equity interest in SMP.

•Dividends

On August 13, 2026, we declared a dividend of $0.25 per share in respect of the three months ended June 30, 2026 to shareholders of record on August 24, 2026, which will be paid on or around September 2, 2026.

•FID for fourth FLNG

On August 12, 2026, we entered into an EPC with CIMC Raffles for a 3.5 MTPA MKII-design FLNG unit (“fourth FLNG”) with an estimated fully delivered cost of approximately $2.45 billion and improved payment terms compared to the FLNG Esperanza. The fourth FLNG is expected to represent the earliest available newbuild FLNG capacity, with delivery by end of 2029.